UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 19, 2005
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                        TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                   000-26223                 94-3336053
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
  of incorporation)                                        Identification No.)


       700 Saginaw Drive, Redwood City, California                 94063
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (650) 216-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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2.02     Results of Operations and Financial Condition

         On October 19, 2005, Tumbleweed Communications Corp. announced its financial results for the quarter and nine months ended September 30, 2005 as well as forward-looking statements relating to the fourth quarter of 2005. A copy of the press release is furnished as exhibit 99.1 hereto.


9.01     Financial Statements and Exhibits

(c)  Exhibits.

       99.1 Press Release dated October 19, 2005, entitled "Tumbleweed Announces Record Revenue and Cash Flow from Operations"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TUMBLEWEED COMMUNICATIONS CORP.


                                             By: /s/ Bernard J. Cassidy
                                                ---------------------------
                                             Name:  Bernard J. Cassidy
                                             Title: Secretary


Date:  October 19, 2005

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                                 EXHIBIT INDEX

  EXHIBIT NO.                       DESCRIPTION
  -----------                       -----------

    99.1 Press Release dated October 19, 2005, entitled "Tumbleweed Announces Record Revenue and Cash Flow from Operations"